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MORRISON & FOERSTER LLP

NEW YORK, SAN FRANCISCO,

LOS ANGELES, PALO ALTO,

SAN DIEGO, WASHINGTON, D.C.

NORTHERN VIRGINIA, DENVER,

SACRAMENTO, WALNUT CREEK

TOKYO, LONDON, BRUSSELS,

BEIJING, SHANGHAI, HONG KONG

November 9, 2012

Writer’s Direct Contact

916.325.1309

CFarman@mofo.com

Mr. Justin Dobbie, Esq.

Legal Branch Chief

Division of Corporation Finance

Securities and Exchange Commission

100 F Street, N.E.

Mail Stop 3030

Washington, D.C. 20549

Re:    Marrone Bio Innovations, Inc.

          Amendment No. 1 to

          Confidential Draft Registration Statement on Form S-1

          Submitted September 6, 2012

          CIK No. 0001441693

Dear Mr. Dobbie:

On behalf of Marrone Bio Innovations, Inc. (the “Company”), set forth below are responses to the comments raised by the Staff of the Securities and Exchange Commission (the “Staff”) in its comment letter dated September 20, 2012 with respect to the above referenced registration statement. The page references in our response are to the revised prospectus included in Amendment No. 2 to the Registration Statement on Form S-1, which is being filed today by electronic submission and which incorporates responses to the Staff’s comments. Below we have noted the Staff’s comments in bold face type and the Company’s responses in regular type.

Use of Proceeds, page 37

1.	We note your response to prior comment 14. Please confirm that once you have determined to fund a portion of certain investments with proceeds of the offering, you will revise to disclose the amount of and sources of funds necessary to complete these investments. We note, in particular, that you intend to fund a portion of the expansion of your new manufacturing facility with proceeds from this offering, but you do not discuss the amount and source of the remaining funds necessary to complete the expansion.

Response: The Company advises the Staff that the capital expenditures to repurpose its manufacturing facility will be completed prior to the completion of the offering

Justin Dobbie

November 9, 2012

Page Two

using cash on hand. In response to the Staff’s comment, the Company has revised the disclosure on page 39 to clarify that the expenditure of approximately $4.0 million to $6.0 million to expand capacity in 2013 will be conducted using both cash on hand and the net proceeds from the offering. The Company confirms that if it determines to fund any of the other capital expenditures discussed in the “Use of Proceeds” section, it will disclose the amount of and sources of funds necessary to make such expenditures.

Management’s Discussion and Analysis, page 49

Product Revenues, page 51

2.	We note your response to prior comment 17. Please clarify that you continued to sell your remaining inventory of GreenMatch until you terminated such sales in July 2012 when the inventory was exhausted.

Response: The Company has revised the disclosure on page 52 in response to the Staff’s comment.

3.	We note your response to prior comment 18. Please expand your disclosure in this section to describe the material terms of the licensing agreements. Please discuss, for example, the products covered, the number and duration of the agreements and the amount of license revenues that you may receive. Otherwise, please explain why you believe this information is not material in the context of this revenue stream.

Response: The Company receives license revenues under its strategic collaboration and distribution agreements in connection with the granting of exclusive distribution rights, as described in the “License Revenues” section on page 52. The Company has revised the disclosure to quantify the aggregate amount of payments received and receivable under the agreements as well as to note that these agreements provide exclusive distribution rights for Regalia or the Company’s broader pipeline of products for periods estimated to be between 5 and 17 years. The Company advises the Staff that it has provided estimated periods for such exclusivity rights because, as discussed in the Company’s supplemental response to comment 17, the exclusivity terms of these agreements are not fixed, are subject in some cases to extension and/or have not yet commenced. The Company will recognize license revenue over the agreements’ respective estimated exclusivity terms.

Liquidity and Capital Resources, page 66

Point Financial, Inc. page 68

4.

We note your disclosure here that if an event of default occurs under this credit facility, it may become immediately due and payable, you would be required to obtain alternate financing, and there is no assurance you could obtain such financing at favorable terms, if at all. Please further expand this disclosure to

Justin Dobbie

November 9, 2012

Page Three

indicate the financial implications to you if alternate financing is not found. Disclosure may be similar to that provided in the last paragraph in Note 1 on pages F-7 and F-36.

Response: The Company has revised the disclosure on page 66 in response to the Staff’s comment.

Critical Accounting Policies and Estimates, page 70

Revenue Recognition, page 70

5.	Refer to the final paragraph of the “Revenue Recognition” policy disclosure on page 71. To facilitate the reader’s understanding, please revise the first sentence of the final paragraph to specifically refer to “deferred license revenue.” In this regard, we note that you have no deferred product revenues as of the balance sheet dates. Please revise or advise.

Response: The Company has revised the disclosure on page 69 to specifically refer to “deferred license revenue,” and the Company confirms that it has no deferred product revenues as of the balance sheet date.

Business, page 80

6.	We note from industry reports and your risk factors on pages 15, 17-18, 22-23, and 26 that significant challenges exist for biopesticide manufactures in spite of recent industry growth. Please balance your disclosure in this section by discussing the challenges you face and that the biopesticide industry faces and explain how you expect the strengths you cite throughout will enable you to overcome these challenges. In particular, please discuss the challenges presented because biopesticide applications are typically targeted to specific pests and geographic areas, the challenges presented in entering European and Latin American markets, and the challenges presented by the significant marketing and demonstration efforts that are typically required to penetrate markets and profitably commercialize biopesticide applications.

Response: In response to the Staff’s comment, the Company has revised the disclosure: (i) on page 83 to discuss the challenge related to the effects of weather and seasonality as a result of products being targeted to specific pests and geographic areas and the potential of the Company’s robust pipeline of products to mitigate those effects; (ii) on page 84 to discuss challenges posed by competition in penetrating markets, particularly in Europe and Latin America and the ability of the Company to leverage its relationships with global market leaders to enable the Company to

Justin Dobbie

November 9, 2012

Page Four

penetrate these markets with minimal sales and marketing expenditures; (iii) on page 85 to note that biopesticide products are generally initially approved for use in a limited number of applications but that the Company has identified opportunities to expand use of these products or other key end markets; (iv) on page 95 to discuss challenges posed by customer perceptions and caution in accelerating the adoption of biopesticides and the Company’s product demonstration and marketing efforts, including through its relationships with major agrichemical distribution companies, to overcome those challenges; and (v) on pages 99 and 100 to reference the risk factor relating to regulatory requirements affecting the biopesticide industry and to note the Company’s belief that certain of its competitive strengths will enable it to comply with these requirements and bring products to market, including in Europe and Latin America.

Our Products, page 86

7.	We note your response to prior comment 22 and reissue. It appears that disclosure of the anticipated time frame and additional expenditures to obtain approval and bring to market each of those products that are not yet approved for sale, even if only estimates, will enable prospective investors to better assess your business plan and your efforts to achieve profitability. We note in this regard that on page 85 you identify as strengths, among other things, your pipeline of new product candidates and your rapid and efficient development process.

Response: In response to the Staff’s comment, the Company has revised the disclosure on page 85 to disclose that the Company estimates that products it selects for development, such as Opportune, Venerate, MBI-011, MBI-010, MBI-301, MBI-302 and MBI-601, are currently expected to move through development, EPA approval and U.S. market launch in approximately four years and at a cost of $6 million or less.

Manufacturing, page 96

8.	We note your response to prior comment 12. Please identify the supplier of the dried extract of the knotweed plant or explain to us why you believe, in light of the risks you describe in the second risk factor on page 22, that disclosure of this information is not material to investors.

Response: Although the Company currently uses a single supplier for the dried extract of the knotweed plant, the Company respectfully advises the Staff that it does not believe the identity of the supplier is material to investors. The Company does not have a long-term supply contract the Chinese supplier, and instead has purchased

Justin Dobbie

November 9, 2012

Page Five

the extract on a purchase order basis. The Company has disclosed on page 97 that it maintains a supply of extract that is sufficient to manufacture enough product to meet the next 12 months of demand. In addition, the Company believes that it would not face substantial difficulty in finding an alternative supplier, as it believes that the knotweed plant is widely available from a variety of Chinese suppliers. The Company has expanded the disclosure to indicate that it does not have a long-term supply contract with the supplier. Furthermore, the identity of the supplier would not be meaningful to investors since it is a small, privately owned Chinese company whose name will not carry any particular significance to investors. However, it could cause the Company competitive harm if its competitors were to be informed of the supplier’s identity.

9.	We note you have acquired a manufacturing facility that you intend to retrofit and expand using in part the proceeds of this offering. Please disclose the estimated costs to retrofit and expand this facility and the source(s) of funds other than through the proceeds of this offering. Also, please clarify whether this facility as retrofitted and expanded will provide sufficient capacity to satisfy all of your manufacturing requirements internally. To the extent you will continue to rely on third party manufacturers, please describe and quantify the estimated amount of product that will be manufactured by third parties.

Response: The Company has revised the disclosure on page 97 to describe estimated costs to retrofit and expand its new manufacturing facility and the sources of funds for such expenditures, to clarify that the Company will continue to rely on third-party manufacturers exclusively for its non-fermentation based products and selectively for its fermentation-based products and to note that the Company expects to primarily rely on third-party manufacturers through 2013.

10.	Please tell us, with a view towards revised disclosure, the nature of the business that was previously conducted at the recently acquired manufacturing facility, the current state of the facility and how extensive the retrofit and expansion will be in order to meet your manufacturing needs. To the extent the nature of the operations conducted at the facility prior to your acquisition gives rise to specific environmental liability risks, please revise the risk factor on page 27 to discuss those risks in greater detail.

Response: The Company’s recently acquired manufacturing facility served as a biodiesel plant. The value in the facility primarily consisted of the land, the building and associated operating and discharge permits, as well as its utilities, including steam generation and cooling capacity. The repurposing of the facility will be required to replace the existing processing equipment, the majority of which is not appropriate for the Company’s purposes, and to install fermentation and harvest

Justin Dobbie

November 9, 2012

Page Six

tanks. Following this initial repurposing, the Company expects to further expand capacity . The Company has revised the disclosure on page 97 to provide this detail regarding the manufacturing facility.

In conducting its due diligence in connection with the acquisition of the facility, the Company performed a full Phase 1 and a limited Phase 2 environmental assessment, and based thereon, the Company does not believe that the acquisition of the manufacturing facility will give rise to any specific environmental liability risks.

Financial Statements

Note 1. Summary of Business, page F-36

11.	It appears that your accumulated deficit since inception is $43,889,000. Please revise or advise.

Response: The Company has revised the disclosure on page F-37 in response to the Staff’s comment.

Other

12.	The financial statements should be updated, as necessary, to comply with Rule 3 -12 of Regulation S-X at the effective date of the registration statement.

Response: The Company acknowledges that the financial statements will be updated, as necessary, to comply with Rule 3-12 of Regulation S-X at the effective date of the registration statement.

13.	Upon filing a Form S-1, please provide a currently dated consent from the independent registered public accounting firm.

Response: The Company confirms that upon filing a Form S-1, the Company will provide a currently dated consent from its independent registered public accounting firm.

Justin Dobbie

November 9, 2012

Page Seven

We appreciate your time and attention to this Amendment No. 2, as well as to the Company’s responses to the Staff’s comments. Should you have any additional questions or concerns, please call me at (916) 325-1309.

Sincerely,

Charles S. Farman, Esq.

cc:    J. Nolan McWilliams, Esq. (Division of Corporate Finance)

         Pamela G. Marrone, Ph.D. (Marrone Bio Innovations, Inc.)

         Donald J. Glidewell (Marrone Bio Innovations, Inc.)

         Andrew D. Thorpe, Esq. (Morrison & Foerster LLP)

         Alfredo B. D. Silva, Esq. (Morrison & Foerster LLP

         Kevin P. Kennedy, Esq. (Simpson Thacher & Bartlett LLP)